                                                                    Exhibit 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned, David P. Hanlon, Chairman and Chief Executive Officer of Empire
Resorts,  Inc., a Delaware corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Annual Report Form 10-K for the year ended  December 31, 2005 of the Company
(the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

March 30, 2006

By:   /s/ David P. Hanlon
      ------------------------
      David P. Hanlon
      Chief Executive Officer